                                                                    Exhibit 99.1
                                                 [LOGO OF CONSECO FINANCE CORP.]

--------------------------------------------------------------------------------

                             Computational Materials
                             -----------------------


                      Conseco Finance Securitizations Corp.
                                     Seller

                              Conseco Finance Corp.
                                    Servicer





                           $950,000,000 (Approximate)

                Certificates for Home Equity Loans Series 2000-B









                               February 28, 2000


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

                       TERM SHEET DATED February 28, 2000
                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2000-B
                           $950,000,000 (Approximate)
                               Subject to Revision

SELLER:            Conseco Finance Securitizations Corp.
                   ("Conseco Securitizations")
SERVICER:          Conseco Finance Corp. ("Conseco Finance")
TRUSTEE:           U.S. Bank Trust National Association
LEAD MANAGERS AND
JOINT BOOKRUNNERS: Banc of America Securities LLC (Co-Lead), Credit Suisse First
                   Boston (Co-Lead)
CO-MANAGERS:       Chase Securities Inc. (Co), First Union Capital Markets (Co),
                   Lehman Brothers (Co), Merrill  Lynch & Co. (Co), Prudential
                   Securities (Co)

                                                     Est.     Est.     Est. Prin.   Est. Prin.      Final
                                                     WAL      WAL        Window       Window      Scheduled        Expected Ratings
                  Approximate                       (yrs)    (yrs)       (mos)        (mos)      Distribution    -------------------
    Class            Size             Type         Call(1)   Matur.     Call(1)      Maturity         Date       S&P    Moodys  Duff
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------  ---- --------- ----
Offered Certificates
--------------------
AF-1                 $321,740,000     SEN/SEQ      0.85       0.85       1 - 19       1 - 19      [11/15/14]     AAA    Aaa     AAA
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
AF-2                  186,150,000     SEN/SEQ      2.10       2.10      19 - 33      19 - 33      [2/15/19]      AAA    Aaa     AAA
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
AF-3                   80,570,000     SEN/SEQ      3.20       3.20      33 - 47      33 - 47      [3/15/20]      AAA    Aaa     AAA
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
AF-4                   48,620,000     SEN/SEQ      4.50       4.50      47 - 64      47 - 64      [2/15/31]      AAA    Aaa     AAA
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
AF-5                   75,420,000     SEN/SEQ      5.62       7.27      64 - 68      64 - 102     [2/15/31]      AAA    Aaa     AAA
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
AF-6                   97,500,000     SEN/NAS      5.02       5.43      25 - 68      25 - 83      [5/15/20]      AAA    Aaa     AAA
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
MF-1(2)                59,300,000       MEZ        4.64       5.90      38 - 68      38 - 125     [2/15/31]       AA    Aa2      AA
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
MF-2(2)                50,500,000       MEZ        4.62       5.87      38 - 68      38 - 125     [2/15/31]        A     A2       A
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
BF-1(2)                30,200,000       SUB        4.61       5.85      37 - 68      37 - 125     [2/15/31]      BBB    Baa2    BBB
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------
                     $950,000,000

Non-Offered Certificates
------------------------
BF-2(2)               $35,000,000 SUB/CORP GUAR.   4.17       4.32      37 - 68      37 -125      [2/15/31]      BBB-   Baa3    BBB
--------------- ----------------- -------------- ---------- --------- ------------ ------------ ---------------  ----   ----    ---

(1) All Offered Certificates are priced to the 20% call, as further described herein. The Certificates will be priced at the Pricing Speed described below.
(2)  Subject to the Available Funds Pass-Through Rate described herein.


                                  Pricing Speed
           -----------------------------------------------------------
           125% PPC - 100% prepayment assumption assumes a constant prepayment of 4% in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20% CPR thereafter.
           -----------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

                    Conseco Finance 2000-B Structure Diagram
                        Principal Distribution Priorities

     Principal Priority Prior to the Stepdown Date                     Principal Priority After the Stepdown Date (assuming no
           (or if a Trigger Event exists)                                                 Trigger Event)


                 Pay sequentially                                      Pay all bonds to maintain specified enhancement levels

                                                                                                                         Targeted
                                                                                                                         Enhancement
                                                                                                                         Percentage
------     -----------------------------------------------------------                   ----------------------------    -------
Princ.
Paym. ---> AF-1   AF-2 AF-3   AF-4  AF-5  MF-1   MF-2 BF-1   BF-2  O/C                   AF-1 AF-2    AF-3  AF-4 AF-5
------     -----------------------------------------------------------   ------          ----------------------------
                                                                         Princ.                                           38.00%
                       AF-6 NAS Bond                                      Paym.   --->             AF-6 NAS Bond
                                                                         ------         ------------------------------   -------

                                                                                                    MF-1                  26.14%
---------- ------------------------------------------------------------                 ------------------------------   -------
 Initial
 Sizing               81.00%              5.93%  5.05%3.02% 3.50% 1.50%                             MF-2                  16.04%
---------- ------------------------------------------------------------                 ------------------------------   -------

                                                                                                    BF-1                  10.00%
                                                                                        ------------------------------   -------

                                                                                                    BF-2                  3.00%
                                                                                        ------------------------------   -------



           ----------------------------------------------------->                        ---------------------------------->
           0                   Month                          36                         37            Month            68+

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Statistical
Calculation Date:       December 31, 1999

Expected
Cut-off Date:           The trust will be entitled to receive all payments
                        due after December 31, 1999 for all loans other than the Additional Loans (added prior to closing) and Subsequent
                        Loans (added after closing). For each Additional Loan, the trust will be entitled to receive all payments due after February 29, 2000. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Expected Closing Date:  March 27, 2000

Expected Pricing Date:  [March 1], 2000

Registration:           The offered Certificates will be available in book-entry
                        form through DTC, Euroclear or Clearstream.

Record Date:            The business day just before the Payment Date.

Payment Date:           The 15th day of each month (or if such 15th day is not a
                        business day, the next succeeding business day) commencing on April 17, 2000.

Day Count:              30/360.

Denominations:          $1,000 minimum and integral multiples of $1 in excess
                        thereof.

Tax Status:             REMIC Election.

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Initial Home Equity
Loans: The statistical information presented in this Term Sheet is with respect to the initial home equity loans (the "Initial Home Equity Loans") only and is based on balances as of the close of business on December 31, 1999. The Initial Home Equity Loans consist primarily of conventional, fully amortizing and balloon, first, second, and third lien, fixed rate closed end, one- to four-family residential home equity loans. The total Initial Home Equity Loans will consist of 9,966 home equity loans, with a principal balance of approximately $590,169,636.03.

Additional Collateral:  Between the Statistical Calculation Date and
                        the Expected Closing Date, Conseco Securitizations expects to deposit additional loans (the "Additional Loans"). It is expected that the Additional Loans will have characteristics which are substantially similar to the Initial Home Equity Loans.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

Pre-Funding Feature
And Subsequent
Loans: On the Closing Date, a portion of the proceeds from the sale of the Certificates (the "Pre-Funded Amount") may be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase subsequent home equity Loans (the "Subsequent Loans") during the period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period"). The Pre-Funded Amount is not expected to exceed 25% of the aggregate original principal balances of the Offered Certificates. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class AF-1 certificateholders and if the principal balance of such class has been reduced to zero, then to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class BF-2, in that order of priority.

Final Home Equity
Loan Group:             The final pool of home equity loans in the trust will be
                        based on balances as of the related Cut-off Date. The collateral composition of the pools is expected to be similar to the Initial Home Equity Loans.

Source for Calculation
of One-Month LIBOR:     Telerate page 3750.

Servicing Fee Rate:     50 basis points

Distributions:          On each Payment Date, distributions on the Certificates
                        will be made to the extent of the Amount Available. The
                        "Amount Available" will generally consist of payments made on or in respect of the home equity loans, and will include amounts otherwise payable to the Servicer (so long as Conseco Finance is the Servicer) as the monthly
                        Servicing Fee, amounts otherwise payable to Conseco
                        Finance as the guaranty fee and amounts otherwise payable to the Class C certificateholder.

Rating Agencies:        Standard and Poor's Ratings Services ("S&P") Moody's
                        Investors Service ("Moodys") Duff & Phelps Credit Rating
                        Co. ("Duff")



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS

Interest on the
Class AF, MF-1, MF-2
and BF-1 Certificates:  On each Payment Date the Amount Available will be distributable to pay interest as follows:

                        - First, to each class of the Class AF Certificates (AF-1, AF-2, AF-3, AF-4, AF-5, AF-6);
                        -   second, to the Class MF-1 Certificates;
                        -   third, to the Class MF-2 Certificates; and
                        -   fourth, to the Class BF-1 Certificates.

                        Interest will accrue on the outstanding Class AF principal balance, Class MF-1 adjusted principal balance, Class MF-2 adjusted principal balance, and the Class BF-1 adjusted principal balance, at the related pass-through rate calculated on a 30/360 basis. Interest on the outstanding Class AF principal balance, Class MF-1 adjusted principal balance, Class MF-2 adjusted principal balance and Class BF-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                        The adjusted principal balance of any of the Class MF-1, MF-2 and BF-1 Certificates is the principal balance less any Liquidation Loss Principal Amounts allocated to that Class.

Interest Shortfalls
And Carryovers:         If the Amount Available on any Payment Date is
                        insufficient to make the full distributions of interest to a class of offered certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class
                        (the Class AF Certificates being treated as a single class for such purpose). Any interest due but unpaid from a prior Payment Date will also be due on the next
                        Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

Available Funds
Pass-Through
Rate: The "Available Funds Pass-Through Rate" for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding Home Equity Loans. The "Expense Adjusted Mortgage Rate" on any Home Equity Loan is equal to the then applicable home equity loan interest rate thereon, minus the Servicing Fee, which is 0.50% per annum. Interest payable to the Class MF and Class BF certificates may be limited on any Payment Date by the Available Funds Pass-Through Rate.

Class BF-2 Interest:    After payment of all interest (including liquidation
                        loss interest) and principal due on the Class AF, Class
                        MF-1, Class MF-2 and Class BF-1 Certificates, interest will be paid to the Class BF-2 certificateholders in an amount equal to the product of (a) the Class BF-2 pass-through rate and (b) the then outstanding Class
                        BF-2 principal balance. The Class BF-2 Limited Guaranty will be available to pay interest to the Class BF-2 certificateholders if the remaining Amount Available is not sufficient to cover such payment.

                        Interest on the Class BF-2 Certificates will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will accrue interest at the Class BF-2 pass-through rate, to the extent legally permissible.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

         On each Payment Date after all interest is distributed to the Class AF, Class MF-1, Class MF-2, and Class BF-1 certificateholders, the remaining Amount Available will be distributed as principal as follows and in the following order of priority:

         i) first, to the Class AF Certificates, the Class AF Principal Distribution Amount;

         ii) second, to the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount;

         iii) third, to the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount; and

         iv) fourth, to the Class BF-1 Certificates, the Class BF-1 Principal Distribution Amount.

         On each Payment Date, the Class AF Principal Distribution Amount will be distributed as follows: first to the Class AF-6 Certificates up to the Class AF-6 Lockout Principal Distribution Amount, second to the Class AF-1 certificateholders until the Class AF-1 Certificate Principal Balance is reduced to zero, third to the Class AF-2 certificateholders until the Class AF-2 Certificate Principal Balance has been reduced to zero, fourth to the Class AF-3 certificateholders until the Class AF-3 Certificate Principal Balance has been reduced to zero, fifth to the Class AF-4 certificateholders until the Class AF-4 Certificate Principal Balance has been reduced to zero, sixth to the Class AF-5 certificateholders until the Class AF-5 Certificate Principal Balance has been reduced to zero and seventh to the Class AF-6 certificateholders until the Class AF-6 Certificate Principal Balance has been reduced to zero.

         If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

Formula Principal
Distribution Amount:    On each Payment Date, the Formula Principal Distribution
                        Amount will be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding home equity loan during the related due period, (ii) the scheduled principal balance of each home equity loan which, during the related due period, was repurchased by Conseco Finance, (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of each home equity loan, (iv) the scheduled principal balance of each home equity loan that became a liquidated home equity loan during the related due period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available in the certificate account.

                        The "Scheduled Principal Balance" of a home equity loan with respect to any Payment Date is its principal balance as of the scheduled payment date in the calendar month preceding that payment date as specified in its amortization schedule, after giving effect to any previous partial principal prepayments and to the scheduled payment due on such due date, but without giving effect to any delinquency in payment or adjustments due to bankruptcy or similar proceedings. The "Pool Scheduled Principal Balance" as of any Payment Date is the aggregate of the Scheduled Principal Balances of loans comprising the loan pool that were outstanding during the preceding Due Period.

Stepdown Date:          The later to occur of (A) the Payment Date in April,
                        2003 and (B) the first Payment Date on which the Class A
                        Certificate Principal Balance is less than or equal to 62.00% of the Scheduled Principal Balances of the Home
                        Equity Loans.

Trigger Event:          A Trigger Event is in effect for the certificates if on
                        that payment date: (i) the three month rolling average percentage of the home equity loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement
                        Percentage for the certificates and (b) 42.5%; or (ii) the Cumulative Realized Losses Test is not satisfied.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

Senior Enhancement
Percentage:             The Senior Enhancement Percentage for the certificates
                        on any payment date will equal the percentage obtained by dividing: (i) the excess of (A) the Pool Scheduled
                        Principal Balance over (B) the principal balance of the most senior class of certificates outstanding, by (ii) the Pool Scheduled Principal Balance.

Cumulative Realized
Losses Test:            The Cumulative Realized Losses Test is satisfied for any
                        Payment Date if the cumulative realized loss ratio for the loans for such payment date is less than or equal to the percentage set forth below for the specified period:

                             Month                      Percentage
                             37 - 48                        4.40%
                             49 - 60                        5.23%
                             61 - 84                        5.50%
                             85 and thereafter              6.00%

Class AF Formula
Principal Distribution
Amount: The Class AF Formula Principal Distribution Amount will generally be equal to:

                        (i) if the Payment Date is before the Stepdown Date or a Trigger Event exists, the Formula Principal Distribution Amount (but in no event more than the Class AF principal balance); or

                        (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class AF principal balance) of (A) the Class AF principal balance over (B) the lesser of
                               (x) 62.00% of the Pool Scheduled Principal
                               Balance or (y) the Pool Scheduled Principal
                               Balance minus $15,000,000.

Class AF-6
Lockout Principal
Distribution Amount:    For any Payment Date, equals the product of (A) the
                        product of (i) a fraction, the numerator of which is the Class AF-6 Certificate Principal Balance and the denominator of which is the Class AF Certificate
                        Principal Balance in each case immediately prior to such Payment Date, and (ii) the Formula Principal
                        Distribution Amount with respect to the Class AF
                        Certificates for such Payment Date and (B) the applicable percentage for such Payment Date set forth in the following table:

                                Distribution Date             Percentage
                                -----------------             ----------
                             April 2000 - March 2002               0%
                             April 2002 - March 2004              20%
                             April 2004 - March 2005              80%
                             April 2005 - March 2006             100%
                             April 2006 and thereafter           300%



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

Class MF-1 Formula
Principal Distribution
Amount: The Class MF-1 Formula Principal Distribution Amount will generally be equal to:

                        (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the Class AF Formula Principal Distribution Amount (but in no event more than the Class MF-1 principal balance); or

                        (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class MF-1 principal balance) of (A) (1) the sum of the Class AF principal balance and the Class MF-1 adjusted principal balance, minus (2) the amount of principal actually distributed on such payment date on the Class AF certificates, over (B) the lesser of (x) 73.86% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $15,000,000.

Class MF-2 Formula
Principal Distribution
Amount: The Class MF-2 Formula Principal Distribution Amount will generally be equal to:

                        (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class AF Formula Principal Distribution Amount and the Class MF-1 Formula Principal Distribution Amount (but in no event more than the Class MF-2 principal balance); or

                        (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class MF-2 principal balance) of (A) (1) the sum of the Class AF principal balance, the Class MF-1 adjusted principal balance and the Class MF-2 adjusted principal balance, minus (2) the amount of principal actually distributed on such payment date on the Class AF and Class MF-1 certificates, over (B) the lesser of (x) 83.96% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $15,000,000.

Class BF-1 Formula
Principal Distribution
Amount: The Class BF-1 Formula Principal Distribution Amount will generally be equal to:

                        (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class AF Formula Principal Distribution Amount, the Class MF-1 Formula Principal Distribution Amount and the Class MF-2 Formula Principal Distribution Amount (but in no event more than the Class BF-1 principal balance); or

                        (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class BF-1 principal balance) of (A) (1) the sum of the Class AF principal balance, the Class MF-1 adjusted principal balance, the Class MF-2 adjusted principal balance and Class BF-1 adjusted principal balance, minus (2) the amount of principal actually distributed on such payment date on the Class AF, Class MF-1 and Class MF-2 certificates, over (B) the lesser of (x) 90.00% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $15,000,000.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

Class BF-2 Formula
Principal Distribution
Amount : The Class BF-2 Formula Principal Distribution Amount will generally be equal to:

                        (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class AF Formula Principal Distribution Amount, the Class MF-1 Formula Principal Distribution Amount, the Class MF-2 Formula Principal Distribution Amount and the Class BF-1 Formula Principal Distribution Amount (but in no event more than the Class BF-2 principal balance); or

                        (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class BF-2 principal balance) of (A) (1) the sum of the Class AF principal balance, the Class MF-1 adjusted principal balance, the Class MF-2 adjusted principal balance, the Class BF-1 adjusted principal balance and the Class BF-2 adjusted principal balance, minus (2) the amount of principal actually distributed on such payment date on the Class AF, Class MF-1, Class MF-2 and Class BF-1 certificates, over (B) the lesser of
                              (x) 97.00% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $15,000,000.

                        The adjusted principal balance of the Class BF-2 Certificates is the principal balance less any Liquidation Loss Principal Amounts allocated to that Class that was not covered by the BF-2 Limited Guaranty.

Class BF-2 Limited
Guaranty:               The Class BF-2 Limited Guaranty will be available to
                        cover any shortfall if the Amount Available is insufficient on any Payment Date to pay interest on, or the Class BF-2 Formula Principal Distribution Amount to, the Class BF-2 Certificateholder. The Class BF-2 Limited
                        Guaranty will be an unsecured general obligation of Conseco Finance.

Initial
Overcollateralization:  The sum of the aggregate Cut-off Date principal balance of the Home Equity Loans (calculated as described below) included in the trust as of the Closing Date plus the amount on deposit in the Pre-Funding Account on the Closing Date will exceed the aggregate principal balance of the Certificates on the Closing Date by approximately $15,000,000, which represents approximately 1.5% of the aggregate Cut-off Date Principal Balance of the home equity loans included in the trust as of the Closing Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

                        The Cut-off Date principal balance of any home equity loan with a CLTV at origination in excess of 100% ("High CLTV Loans") will be deemed to be that balance at 100% CLTV. The portion in excess of the 100% CLTV will be deemed a separate sub-trust of the trust fund whose purpose is to provide additional credit support to the Certificates in the form of additional overcollateralization. There will be no Additional Loans or Subsequent Loans that are High CLTV Loans. The High CLTV Loans have been segregated on the CLTV tables on page 18.

Credit Support
Percentage:             Initial Credit Support          After Stepdown Date
                        ----------------------          -------------------
                        Class            Percent        Class          Percent
                        -----            -------        -----          -------
                        AF                19.00%        AF              38.00%
                        MF-1              13.07%        MF-1            26.14%
                        MF-2               8.02%        MF-2            16.04%
                        BF-1               5.00%        BF-1            10.00%
                        BF-2               1.50%        BF-2             3.00%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

Losses on Liquidated
Home Equity Loans:      If net liquidation proceeds from liquidated loans in the
                        respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a
                        "Liquidation Loss Principal Amount") will be absorbed first by the Class C Certificateholder, second by the Guaranty Fee otherwise payable to Conseco Finance, third by the Servicing Fee otherwise payable to Conseco
                        Finance (as long as Conseco Finance is the Servicer), fourth by a reduction of the overcollateralization amount, fifth by the Class BF-2 certificateholders, sixth by the Class BF-1 certificateholders, seventh by the Class MF-2 certificateholders and eighth by the Class MF-1 certificateholders.

Purchase Option or
Auction Sale:           Beginning on the Payment Date when the scheduled
                        principal balance of the home equity loans is less than 20% of the Cut-off Date principal balance of the home equity loans, the holder of the Class C Certificates will have the right to repurchase all of the outstanding home equity loans at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                        If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the home equity loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the home equity loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

                        If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on all certificates and payment of monthly servicing fee are made will be used to paydown principal as follows:

                        (i) first, to the Class AF-6 Certificates until the principal balance of the AF-6 Certificates is reduced to zero,

                        (ii) second, to the remaining Class AF Certificates prorata until the principal balance of the remaining Class AF Certificates is reduced to zero,

                        (iii) third, to the remaining Class MF-1 Certificates,
                              Class MF-2 Certificates, Class BF-1 Certificates, and the Class BF-2 Certificates, pro-rata based on the outstanding principal balance, until the related certificate principal balances of the Class MF and Class BF Certificates are reduced to zero.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL

Summary

                                                                               Total               Minimum               Maximum
                                                                               -----               -------               --------
    Statistical Calculation Date Aggregate Principal Balance         $590,169,636.03
    Number of Loans                                                            9,966
    Average Original Loan Balance                                         $60,011.38             $5,483.33           $357,640.09
    Average Current Loan Balance                                          $59,218.31             $5,483.33           $354,839.91
    Weighted Average Combined LTV                                            90.511%                6.568%               125.00%
    Weighted Average Gross Coupon                                            12.365%                7.038%                21.30%
    Weighted Average Remaining Term to Maturity (months)                         243                    13                   360
    Weighted Average Original Term (months)                                      244                    36                   360
    Weighted Average FICO Credit Score                                           626
    Weighted Average Debt to Income Ratio                                     42.61%



                                                                                             Percent of Statistical Calculation
                                                              Range                                Date Principal Balance
                                                              -----                          ----------------------------------
             Fully Amortizing Home Equity Loans                                                               68.33%
             Balloon Home Equity Loans                                                                        31.67%

             Lien Position                                    First                                           78.15%

             Occupancy Status                                 Primary                                         98.43%

             Geographic Distribution                          California                                       9.44%
                                                              Florida                                          5.65%
                                                              Ohio                                             5.63%
                                                              Michigan                                         5.32%
                                                              Other                                           73.96%*

             Credit Grade                                     A-1                                             59.96%
                                                              A-2                                             19.34%
                                                              B                                               16.52%
                                                              C                                                3.44%
                                                              D                                                0.74%

----------------
    *Due to rounding, total may not add to 100%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION

                                Number of Loans         Aggregate Principal
                                   as of the         Balance Outstanding as of      % of Outstanding Principal
                                  Statistical       the Statistical Calculation    Balance as of the Statistical
State or Territory             Calculation Date                Date                      Calculation Date
-------------------------------------------------------------------------------------------------------------------
Alabama                                  208               $11,699,243.42                       1.98%
-------------------------------------------------------------------------------------------------------------------
Arizona                                  179                10,724,133.01                       1.82
-------------------------------------------------------------------------------------------------------------------
Arkansas                                  68                 3,373,200.96                       0.57
-------------------------------------------------------------------------------------------------------------------
California                               767                55,714,861.70                       9.44
-------------------------------------------------------------------------------------------------------------------
Colorado                                 181                12,477,113.33                       2.11
-------------------------------------------------------------------------------------------------------------------
Connecticut                              149                 8,788,254.98                       1.49
-------------------------------------------------------------------------------------------------------------------
Delaware                                  45                 3,180,073.79                       0.54
-------------------------------------------------------------------------------------------------------------------
Florida                                  541                33,335,570.05                       5.65
-------------------------------------------------------------------------------------------------------------------
Georgia                                  296                17,058,032.86                       2.89
-------------------------------------------------------------------------------------------------------------------
Idaho                                     34                 1,879,483.19                       0.32
-------------------------------------------------------------------------------------------------------------------
Illinois                                 487                25,700,627.77                       4.35
-------------------------------------------------------------------------------------------------------------------
Indiana                                  220                11,402,173.83                       1.93
-------------------------------------------------------------------------------------------------------------------
Iowa                                     204                10,937,547.30                       1.85
-------------------------------------------------------------------------------------------------------------------
Kansas                                   239                12,032,065.92                       2.04
-------------------------------------------------------------------------------------------------------------------
Kentucky                                 143                 7,527,390.22                       1.28
-------------------------------------------------------------------------------------------------------------------
Louisiana                                203                10,297,463.86                       1.74
-------------------------------------------------------------------------------------------------------------------
Maine                                     28                 1,608,670.69                       0.27
-------------------------------------------------------------------------------------------------------------------
Maryland                                 184                 9,809,878.26                       1.66
-------------------------------------------------------------------------------------------------------------------
Massachusetts                            138                 8,205,442.79                       1.39
-------------------------------------------------------------------------------------------------------------------
Michigan                                 521                31,370,079.91                       5.32
-------------------------------------------------------------------------------------------------------------------
Minnesota                                222                13,653,181.05                       2.31
-------------------------------------------------------------------------------------------------------------------
Mississippi                              127                 6,824,290.83                       1.16
-------------------------------------------------------------------------------------------------------------------
Missouri                                 373                22,183,453.35                       3.76
-------------------------------------------------------------------------------------------------------------------
Montana                                   30                 1,427,474.18                       0.24
-------------------------------------------------------------------------------------------------------------------
Nebraska                                 152                 8,958,439.24                       1.52
-------------------------------------------------------------------------------------------------------------------
Nevada                                   117                 4,988,638.02                       0.85
-------------------------------------------------------------------------------------------------------------------
New Hampshire                             29                 1,864,320.86                       0.32
-------------------------------------------------------------------------------------------------------------------
New Jersey                               149                10,184,910.51                       1.73
-------------------------------------------------------------------------------------------------------------------
New Mexico                                57                 4,114,770.84                       0.70
-------------------------------------------------------------------------------------------------------------------
New York                                 392                23,404,436.64                       3.97
-------------------------------------------------------------------------------------------------------------------
North Carolina                           251                16,374,403.68                       2.77
-------------------------------------------------------------------------------------------------------------------
North Dakota                              22                 1,248,019.16                       0.21
-------------------------------------------------------------------------------------------------------------------
Ohio                                     569                33,230,639.29                       5.63
-------------------------------------------------------------------------------------------------------------------
Oklahoma                                  86                 3,491,328.97                       0.59
-------------------------------------------------------------------------------------------------------------------
Oregon                                    84                 5,849,616.03                       0.99
-------------------------------------------------------------------------------------------------------------------
Pennsylvania                             462                25,015,896.34                       4.24
-------------------------------------------------------------------------------------------------------------------
Rhode Island                              33                 1,818,551.20                       0.31
-------------------------------------------------------------------------------------------------------------------
South Carolina                           221                13,154,173.76                       2.23
-------------------------------------------------------------------------------------------------------------------
South Dakota                              40                 2,361,718.58                       0.40
-------------------------------------------------------------------------------------------------------------------
Tennessee                                232                16,117,931.08                       2.73
-------------------------------------------------------------------------------------------------------------------
Texas                                    496                23,970,843.61                       4.06
-------------------------------------------------------------------------------------------------------------------
Utah                                      83                 4,639,332.40                       0.79
-------------------------------------------------------------------------------------------------------------------
Vermont                                   13                   810,713.14                       0.14
-------------------------------------------------------------------------------------------------------------------
Virginia                                 371                21,493,507.24                       3.64
-------------------------------------------------------------------------------------------------------------------
Washington                               247                18,445,708.51                       3.13
-------------------------------------------------------------------------------------------------------------------
Washington DC                             26                 1,507,610.19                       0.26
-------------------------------------------------------------------------------------------------------------------
West Virginia                             54                 2,857,328.44                       0.48
-------------------------------------------------------------------------------------------------------------------
Wisconsin                                154                10,873,991.22                       1.84
-------------------------------------------------------------------------------------------------------------------
Wyoming                                   39                 2,183,099.83                       0.37
===================================================================================================================
           Total                       9,966              $590,169,636.03                     100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

ORIGINAL LOAN AMOUNT DISTRIBUTION

                                      Number of Loans        Aggregate Principal
                                         as of the        Balance Outstanding as of      % of Outstanding Principal
             Range of                   Statistical      the Statistical Calculation    Balance as of the Statistical
      Original Loan Amount*          Calculation Date                Date                     Calculation Date
------------------------------------------------------------------------------------------------------------------------
$ 10,000.00 or less                          181                  $1,746,807.82                       0.30%
------------------------------------------------------------------------------------------------------------------------
$ 10,000.01  to $ 20,000.00                1,476                  22,865,669.39                       3.87
------------------------------------------------------------------------------------------------------------------------
$ 20,000.01  to $ 30,000.00                1,507                  37,236,455.82                       6.31
------------------------------------------------------------------------------------------------------------------------
$ 30,000.01  to $ 40,000.00                1,131                  39,111,632.24                       6.63
------------------------------------------------------------------------------------------------------------------------
$ 40,000.01  to $ 50,000.00                  964                  43,144,761.02                       7.31
------------------------------------------------------------------------------------------------------------------------
$ 50,000.01  to $ 60,000.00                  819                  44,720,295.70                       7.58
------------------------------------------------------------------------------------------------------------------------
$ 60,000.01  to $ 70,000.00                  766                  49,186,214.23                       8.33
------------------------------------------------------------------------------------------------------------------------
$ 70,000.01  to $ 80,000.00                  657                  48,570,415.10                       8.23
------------------------------------------------------------------------------------------------------------------------
$ 80,000.01  to $ 90,000.00                  509                  42,619,180.68                       7.22
------------------------------------------------------------------------------------------------------------------------
$ 90,000.01  to $100,000.00                  388                  36,227,923.26                       6.14
------------------------------------------------------------------------------------------------------------------------
$100,000.01 to $110,000.00                   311                  32,200,842.03                       5.46
------------------------------------------------------------------------------------------------------------------------
$110,000.01 to $120,000.00                   255                  29,104,067.77                       4.93
------------------------------------------------------------------------------------------------------------------------
$120,000.01 to $130,000.00                   219                  27,121,751.61                       4.60
------------------------------------------------------------------------------------------------------------------------
$130,000.01 to $140,000.00                   169                  22,533,240.77                       3.82
------------------------------------------------------------------------------------------------------------------------
$140,000.01 to $150,000.00                   113                  16,246,829.91                       2.75
------------------------------------------------------------------------------------------------------------------------
$150,000.01 to $160,000.00                    92                  14,183,779.13                       2.40
------------------------------------------------------------------------------------------------------------------------
$160,000.01 to $170,000.00                    94                  15,353,431.81                       2.60
------------------------------------------------------------------------------------------------------------------------
$170,000.01 to $180,000.00                    64                  11,090,257.54                       1.88
------------------------------------------------------------------------------------------------------------------------
$180,000.01 to $190,000.00                    40                   7,345,598.54                       1.24
------------------------------------------------------------------------------------------------------------------------
$190,000.01 to $200,000.00                    49                   9,564,859.99                       1.62
------------------------------------------------------------------------------------------------------------------------
$200,000.01 to $210,000.00                    22                   4,508,714.70                       0.76
------------------------------------------------------------------------------------------------------------------------
$210,000.01 to $220,000.00                    26                   5,569,262.57                       0.94
------------------------------------------------------------------------------------------------------------------------
$220,000.01 to $230,000.00                    19                   4,280,028.34                       0.73
------------------------------------------------------------------------------------------------------------------------
$230,000.01 to $240,000.00                    21                   4,955,650.78                       0.84
------------------------------------------------------------------------------------------------------------------------
$240,000.01 to $250,000.00                    13                   3,179,480.76                       0.54
------------------------------------------------------------------------------------------------------------------------
$250,000.01 to $260,000.00                    16                   4,031,654.55                       0.68
------------------------------------------------------------------------------------------------------------------------
$260,000.01 to $270,000.00                     8                   2,120,190.47                       0.36
------------------------------------------------------------------------------------------------------------------------
$270,000.01 to $280,000.00                     8                   2,179,418.67                       0.37
------------------------------------------------------------------------------------------------------------------------
$280,000.01 to $290,000.00                     3                     840,723.91                       0.14
------------------------------------------------------------------------------------------------------------------------
$290,000.01 to $300,000.00                     4                   1,194,750.00                       0.20
------------------------------------------------------------------------------------------------------------------------
Over     $300,000.00                          22                   7,135,746.92                       1.21
========================================================================================================================
              Total                        9,966                $590,169,636.03                     100.00%

* A portion of the Initial Home Equity Loans when originated had a CLTV in excess of 100%. However, Conseco Finance has agreed to cap the loan balance at 100% CLTV with any excess thereof to be additional credit enhancement. The balances in this table are based on the capped balance, if applicable.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

CURRENT LOAN AMOUNT DISTRIBUTION

                                      Number of Loans         Aggregate Principal
                                         as of the         Balance Outstanding as of      % of Outstanding Principal
             Range of                   Statistical       the Statistical Calculation    Balance as of the Statistical
       Current Loan Amount           Calculation Date                Date                      Calculation Date
-------------------------------------------------------------------------------------------------------------------------
$ 10,000.00 or less                           199                  $1,918,761.21                        0.33%
-------------------------------------------------------------------------------------------------------------------------
$ 10,000.01  to $ 20,000.00                 1,518                  23,798,643.94                        4.03
-------------------------------------------------------------------------------------------------------------------------
$ 20,000.01  to $ 30,000.00                 1,506                  37,772,444.92                        6.40
-------------------------------------------------------------------------------------------------------------------------
$ 30,000.01  to $ 40,000.00                 1,123                  39,398,767.25                        6.68
-------------------------------------------------------------------------------------------------------------------------
$ 40,000.01  to $ 50,000.00                   968                  43,864,136.07                        7.43
-------------------------------------------------------------------------------------------------------------------------
$ 50,000.01  to $ 60,000.00                   837                  46,301,192.54                        7.85
-------------------------------------------------------------------------------------------------------------------------
$ 60,000.01  to $ 70,000.00                   766                  49,822,988.18                        8.44
-------------------------------------------------------------------------------------------------------------------------
$ 70,000.01  to $ 80,000.00                   655                  49,191,497.11                        8.34
-------------------------------------------------------------------------------------------------------------------------
$ 80,000.01  to $ 90,000.00                   509                  43,234,463.82                        7.33
-------------------------------------------------------------------------------------------------------------------------
$ 90,000.01  to $100,000.00                   378                  35,988,047.19                        6.10
-------------------------------------------------------------------------------------------------------------------------
$100,000.01 to $110,000.00                    288                  30,398,683.52                        5.15
-------------------------------------------------------------------------------------------------------------------------
$110,000.01 to $120,000.00                    252                  29,122,484.11                        4.93
-------------------------------------------------------------------------------------------------------------------------
$120,000.01 to $130,000.00                    217                  27,213,825.18                        4.61
-------------------------------------------------------------------------------------------------------------------------
$130,000.01 to $140,000.00                    152                  20,517,860.70                        3.48
-------------------------------------------------------------------------------------------------------------------------
$140,000.01 to $150,000.00                    111                  16,130,306.00                        2.73
-------------------------------------------------------------------------------------------------------------------------
$150,000.01 to $160,000.00                     94                  14,632,024.63                        2.48
-------------------------------------------------------------------------------------------------------------------------
$160,000.01 to $170,000.00                     86                  14,178,945.57                        2.40
-------------------------------------------------------------------------------------------------------------------------
$170,000.01 to $180,000.00                     65                  11,355,901.12                        1.92
-------------------------------------------------------------------------------------------------------------------------
$180,000.01 to $190,000.00                     37                   6,892,528.75                        1.17
-------------------------------------------------------------------------------------------------------------------------
$190,000.01 to $200,000.00                     43                   8,440,512.55                        1.43
-------------------------------------------------------------------------------------------------------------------------
$200,000.01 to $210,000.00                     28                   5,756,245.96                        0.98
-------------------------------------------------------------------------------------------------------------------------
$210,000.01 to $220,000.00                     22                   4,746,109.03                        0.80
-------------------------------------------------------------------------------------------------------------------------
$220,000.01 to $230,000.00                     18                   4,065,028.34                        0.69
-------------------------------------------------------------------------------------------------------------------------
$230,000.01 to $240,000.00                     24                   5,669,038.20                        0.96
-------------------------------------------------------------------------------------------------------------------------
$240,000.01 to $250,000.00                     11                   2,706,093.34                        0.46
-------------------------------------------------------------------------------------------------------------------------
$250,000.01 to $260,000.00                     15                   3,837,177.38                        0.65
-------------------------------------------------------------------------------------------------------------------------
$260,000.01 to $270,000.00                      8                   2,120,190.47                        0.36
-------------------------------------------------------------------------------------------------------------------------
$270,000.01 to $280,000.00                      8                   2,197,742.03                        0.37
-------------------------------------------------------------------------------------------------------------------------
$280,000.01 to $290,000.00                      2                     567,500.00                        0.10
-------------------------------------------------------------------------------------------------------------------------
$290,000.01 to $300,000.00                      4                   1,194,750.00                        0.20
-------------------------------------------------------------------------------------------------------------------------
Over     $300,000.00                           22                   7,135,746.92                        1.21
=========================================================================================================================
              Total                         9,966                $590,169,636.03                      100.00%


* A portion of the Initial Home Equity Loans when originated had a CLTV in excess of 100%. However, Conseco Finance has agreed to cap the loan balance at 100% CLTV with any excess thereof to be additional credit enhancement. The balances in this table are based on the capped balance, if applicable.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

INTEREST RATE DISTRIBUTION

                                Number of Loans         Aggregate Principal
                                   as of the         Balance Outstanding as of      % of Outstanding Principal
    Range of Home Equity          Statistical       the Statistical Calculation    Balance as of the Statistical
    Loan Interest Rates        Calculation Date                Date                      Calculation Date
-------------------------------------------------------------------------------------------------------------------
Less than 8.001%                          5                   $680,884.27                         0.12%
-------------------------------------------------------------------------------------------------------------------
8.001% -  8.500%                         22                  2,513,921.60                         0.43
-------------------------------------------------------------------------------------------------------------------
8.501% -  9.000%                         52                  6,756,821.81                         1.14
-------------------------------------------------------------------------------------------------------------------
9.001% -  9.500%                         70                  8,677,376.00                         1.47
-------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                        261                 30,563,240.88                         5.18
-------------------------------------------------------------------------------------------------------------------
10.001% - 10.500%                       244                 22,221,708.56                         3.77
-------------------------------------------------------------------------------------------------------------------
10.501% - 11.000%                       661                 60,499,209.52                        10.25
-------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                       478                 40,145,758.44                         6.80
-------------------------------------------------------------------------------------------------------------------
11.501% - 12.000%                     1,388                112,305,227.82                        19.03
-------------------------------------------------------------------------------------------------------------------
12.001% - 12.500%                       896                 67,928,531.84                        11.51
-------------------------------------------------------------------------------------------------------------------
12.501% - 13.000%                     1,090                 68,735,721.82                        11.65
-------------------------------------------------------------------------------------------------------------------
13.001% - 13.500%                       831                 39,789,951.52                         6.74
-------------------------------------------------------------------------------------------------------------------
13.501% - 14.000%                       976                 37,651,545.50                         6.38
-------------------------------------------------------------------------------------------------------------------
14.001% - 14.500%                       976                 33,974,122.42                         5.76
-------------------------------------------------------------------------------------------------------------------
14.501% - 15.000%                       763                 25,732,116.09                         4.36
-------------------------------------------------------------------------------------------------------------------
15.001% - 15.500%                       349                 10,907,786.80                         1.85
-------------------------------------------------------------------------------------------------------------------
15.501% - 16.000%                       270                  7,445,782.03                         1.26
-------------------------------------------------------------------------------------------------------------------
16.001% - 16.500%                       102                  2,817,010.72                         0.48
-------------------------------------------------------------------------------------------------------------------
16.501% - 17.000%                       169                  3,772,059.03                         0.64
-------------------------------------------------------------------------------------------------------------------
17.001% - 17.500%                        96                  1,963,450.53                         0.33
-------------------------------------------------------------------------------------------------------------------
17.501% - 18.000%                        98                  2,108,221.67                         0.36
-------------------------------------------------------------------------------------------------------------------
18.001% - 18.500%                        87                  1,575,494.39                         0.27
-------------------------------------------------------------------------------------------------------------------
18.501% - 19.000%                        19                    351,569.39                         0.06
-------------------------------------------------------------------------------------------------------------------
19.001% - 19.500%                        40                    686,030.39                         0.12
-------------------------------------------------------------------------------------------------------------------
19.501% - 20.000%                        14                    236,353.84                         0.04
-------------------------------------------------------------------------------------------------------------------
20.001% - 20.500%                         6                     88,730.30                         0.02
-------------------------------------------------------------------------------------------------------------------
20.501% - 21.000%                         1                     15,400.00                         0.00
-------------------------------------------------------------------------------------------------------------------
21.001% - 21.500%                         2                     25,608.85                         0.00
===================================================================================================================
           Total                      9,966               $590,169,636.03                       100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------


REMAINING MONTHS TO MATURITY

                                Number of Loans         Aggregate Principal
                                   as of the         Balance Outstanding as of      % of Outstanding Principal
     Range of Remaining           Statistical       the Statistical Calculation    Balance as of the Statistical
     Months to Maturity        Calculation Date                Date                      Calculation Date
-------------------------------------------------------------------------------------------------------------------
0 to 168                                967                  $28,882,313.06                         4.89%
-------------------------------------------------------------------------------------------------------------------
169 to 180                            2,649                  150,130,201.60                        25.44
-------------------------------------------------------------------------------------------------------------------
181 to 192                                7                      357,339.43                         0.06
-------------------------------------------------------------------------------------------------------------------
193 to 204                               35                    1,985,131.36                         0.34
-------------------------------------------------------------------------------------------------------------------
205 to 216                               38                    1,422,872.36                         0.24
-------------------------------------------------------------------------------------------------------------------
217 to 228                               45                    2,100,990.48                         0.36
-------------------------------------------------------------------------------------------------------------------
229 to 240                            3,947                  230,333,073.19                        39.03
-------------------------------------------------------------------------------------------------------------------
241 to 252                                2                       45,374.54                         0.01
-------------------------------------------------------------------------------------------------------------------
253 to 264                                1                      183,811.94                         0.03
-------------------------------------------------------------------------------------------------------------------
265 to 276                                2                      277,000.00                         0.05
-------------------------------------------------------------------------------------------------------------------
277 to 288                               55                    1,997,755.42                         0.34
-------------------------------------------------------------------------------------------------------------------
289 to 300                            1,395                   93,705,395.99                        15.88
-------------------------------------------------------------------------------------------------------------------
301 to 312                                3                      262,018.43                         0.04
-------------------------------------------------------------------------------------------------------------------
313 to 324                                7                      509,288.36                         0.09
-------------------------------------------------------------------------------------------------------------------
325 to 336                               20                    1,319,658.90                         0.22
-------------------------------------------------------------------------------------------------------------------
337 to 348                              139                   10,135,615.83                         1.72
-------------------------------------------------------------------------------------------------------------------
349 to 360                              654                   66,521,795.14                        11.27
===================================================================================================================
           Total                      9,966                 $590,169,636.03                       100.00%

LIEN POSITION

                                Number of Loans         Aggregate Principal
                                   as of the         Balance Outstanding as of      % of Outstanding Principal
                                  Statistical       the Statistical Calculation    Balance as of the Statistical
            Lien               Calculation Date                Date                      Calculation Date
-------------------------------------------------------------------------------------------------------------------
First                                5,672                $461,228,301.43                       78.15%
-------------------------------------------------------------------------------------------------------------------
Second                               4,138                 125,690,430.58                       21.30
-------------------------------------------------------------------------------------------------------------------
Third                                  156                   3,250,904.02                        0.55
-------------------------------------------------------------------------------------------------------------------
           Total                     9,966                $590,169,636.03                      100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

COMBINED LOAN-TO-VALUE RATIO

                                Number of Loans         Aggregate Principal
                                   as of the         Balance Outstanding as of      % of Outstanding Principal
     Range of Combined            Statistical       the Statistical Calculation    Balance as of the Statistical
    Loan-to-Value Ratios       Calculation Date                Date                      Calculation Date
-------------------------------------------------------------------------------------------------------------------
  0.00%  to  20.00%                     43                    $836,262.09                        0.14%
-------------------------------------------------------------------------------------------------------------------
20.01%  to  30.00%                     103                   2,390,867.62                        0.41
-------------------------------------------------------------------------------------------------------------------
30.01%  to  40.00%                     200                   5,536,055.78                        0.94
-------------------------------------------------------------------------------------------------------------------
40.01%  to  50.00%                     325                   9,401,183.66                        1.59
-------------------------------------------------------------------------------------------------------------------
50.01%  to  60.00%                     475                  15,140,751.41                        2.57
-------------------------------------------------------------------------------------------------------------------
60.01%  to  70.00%                     674                  24,617,343.31                        4.17
-------------------------------------------------------------------------------------------------------------------
70.01%  to  80.00%                   1,275                  59,309,505.97                       10.05
-------------------------------------------------------------------------------------------------------------------
80.01%  to  90.00%                   1,696                 113,605,631.53                       19.25
-------------------------------------------------------------------------------------------------------------------
90.01%  to 100.00%                   3,238                 242,428,561.15                       41.08
-------------------------------------------------------------------------------------------------------------------
100.00%*                             1,937                 116,903,473.51                       19.81
-------------------------------------------------------------------------------------------------------------------
           Total                     9,966                $590,169,636.03                      100.00%

------------------
         * Represents the High LTV Loans, described herein.


YEAR OF ORIGINATION

                                Number of Loans         Aggregate Principal
                                   as of the         Balance Outstanding as of      % of Outstanding Principal
                                  Statistical       the Statistical Calculation    Balance as of the Statistical
Year of Origination            Calculation Date                Date                      Calculation Date
-------------------------------------------------------------------------------------------------------------------
1995                                       2                   $43,490.70                       0.01%
-------------------------------------------------------------------------------------------------------------------
1996                                      52                 2,167,378.77                       0.37
-------------------------------------------------------------------------------------------------------------------
1997                                      78                 3,044,513.49                       0.52
-------------------------------------------------------------------------------------------------------------------
1998                                     169                 6,497,813.96                       1.10
-------------------------------------------------------------------------------------------------------------------
1999                                   9,665               578,416,439.11                      98.01
-------------------------------------------------------------------------------------------------------------------
           Total                       9,966              $590,169,636.03                     100.00%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

PREPAYMENT SCENARIOS

     Scenario I          Scenario II        Scenario III        Scenario IV         Scenario V
     ----------          -----------        ------------        ----------          ----------
        75%                 100%               125%                150%               175%
                  As a percentage of the Base Prepayment Assumption for the Home Equity Loans (1)

                          CPR PREPAYMENT SENSITIVITIES*


                                                              -------------------
                          Scenario I          Scenario II        Scenario III         Scenario IV         Scenario V
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                       ------------------ ------------------- ------------------- ------------------- -------------------
To Call
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-1                    1.29     10/02      1.02     03/02      0.85     10/01      0.73     08/01      0.65     06/01
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-2                    3.43     12/04      2.61     09/03      2.10     12/02      1.76     06/02      1.53     02/02
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-3                    6.27     09/08      4.21      6/05      3.20     02/04      2.48     01/03      2.11     07/02
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-4                    8.99     04/09      6.32     03/07      4.50     07/05      3.19     03/04      2.49     11/02
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-5                    9.05     04/09      6.97     03/07      5.62     11/05      4.53     11/04      3.28     03/04
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-6                    6.36     04/09      5.73     03/07      5.02     11/05      4.32     11/04      3.73     03/04
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MF-1                    7.40     04/09      5.68     03/07      4.64     11/05      4.07     11/04      3.89     03/04
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MF-2                    7.40     04/09      5.68     03/07      4.62     11/05      3.99     11/04      3.68     03/04
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
BF-1                    7.40     04/09      5.68     03/07      4.61     11/05      3.95     11/04      3.58     03/04
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
BF-2                    6.70     04/09      5.13     03/07      4.17     11/05      3.61     11/04      3.32     03/04
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
To Maturity
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-1                    1.29     10/02      1.02     03/02      0.85     10/01      0.73     08/01      0.65     06/01
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-2                    3.43     12/04      2.61     09/03      2.10     12/02      1.76     06/02      1.53     02/02
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-3                    6.27     09/08      4.21     06/05      3.20     02/04      2.48     01/03      2.11     07/02
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-4                   10.35     12/12      7.03     06/10      4.50     07/05      3.19     03/04      2.49     11/02
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-5                   11.02     12/12      8.85     06/10      7.27     09/08      5.77     06/07      3.99     07/06
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AF-6                    6.40     10/09      5.85     12/07      5.43     02/07      4.90     05/06      4.54     12/05
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MF-1                    9.17     12/14      7.21     08/12      5.90     08/10      5.17     02/09      4.82     12/07
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MF-2                    9.15     12/14      7.18     08/12      5.87     08/10      5.06     02/09      4.57     12/07
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
BF-1                    9.15     12/14      7.18     08/12      5.85     08/10      5.00     02/09      4.36     12/07
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
BF-2                    7.13     12/14      5.43     08/12      4.32     08/10      3.68     02/09      3.36     10/04
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                                                              -------------------

*  The Certificates will be priced using 125% of the Base Prepayment Assumption.

(1)The Base Prepayment Assumption ("PPC") assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Home Equity Loans in the first month of the life of the Home Equity Loans and an additional 1.45% per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)
                             ----------------------

AF-1 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       1.29                1.02               0.85                0.73                0.65
Modified Duration (yrs.)                  1.18                0.94               0.79                0.69                0.61
First Principal Payment Date           04/15/2000          04/15/2000         04/15/2000          04/15/2000          04/15/2000
Last Principal Payment Date            10/15/2002          03/15/2002         10/15/2001          08/15/2001          06/15/2001
Payment Windows (mos.)                     31                  24                 19                  17                  15

AF-2 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       3.43                2.61               2.10                1.76                1.53
Modified Duration (yrs.)                  2.93                2.29               1.88                1.60                1.39
First Principal Payment Date           10/15/2002          03/15/2002         10/15/2001          08/15/2001          06/15/2001
Last Principal Payment Date            12/15/2004          09/15/2003         12/15/2002          06/15/2002          02/15/2002
Payment Windows (mos.)                     27                  19                 15                  11                   9

AF-3 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.27                4.21               3.20                2.48                2.11
Modified Duration (yrs.)                  4.81                3.48               2.75                2.19                1.89
First Principal Payment Date           12/15/2004          09/15/2003         12/15/2002          06/15/2002          02/15/2002
Last Principal Payment Date            09/15/2008          06/15/2005         02/15/2004          01/15/2003          07/15/2002
Payment Windows (mos.)                     46                  22                 15                   8                   6

AF-4 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       8.99                6.32               4.50                3.19                2.49
Modified Duration (yrs.)                  6.23                4.80               3.66                2.72                2.18
First Principal Payment Date           09/15/2008          06/15/2005         02/15/2004          01/15/2003          07/15/2002
Last Principal Payment Date            04/15/2009          03/15/2007         07/15/2005          03/15/2004          11/15/2002
Payment Windows (mos.)                      8                  22                 18                  15                   5

AF-5 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       9.05                6.97               5.62                4.53                3.28
Modified Duration (yrs.)                  6.19                5.14               4.35                3.66                2.77
First Principal Payment Date           04/15/2009          03/15/2007         07/15/2005          03/15/2004          11/15/2002
Last Principal Payment Date            04/15/2009          03/15/2007         11/15/2005          11/15/2004          03/15/2004
Payment Windows (mos.)                      1                  1                   5                   9                  17


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

AF-6 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.36                5.73               5.02                4.32                3.73
Modified Duration (yrs.)                  4.78                4.42               3.99                3.53                3.12
First Principal Payment Date           04/15/2002          04/15/2002         04/15/2002          04/15/2002          04/15/2002
Last Principal Payment Date            04/15/2009          03/15/2007         11/15/2005          11/15/2004          03/15/2004
Payment Windows (mos.)                     85                  60                 44                  32                  24

MF-1 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.40                5.68               4.64                4.07                3.89
Modified Duration (yrs.)                  5.32                4.36               3.71                3.34                3.22
First Principal Payment Date           06/15/2004          06/15/2003         05/15/2003          08/15/2003          11/15/2003
Last Principal Payment Date            04/15/2009          03/15/2007         11/15/2005          11/15/2004          03/15/2004
Payment Windows (mos.)                     59                  46                 31                  16                   5

MF-2 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.40                5.68               4.62                3.99                3.68
Modified Duration (yrs.)                  5.25                4.31               3.66                3.25                3.05
First Principal Payment Date           06/15/2004          06/15/2003         05/15/2003          06/15/2003          07/15/2003
Last Principal Payment Date            04/15/2009          03/15/2007         11/15/2005          11/15/2004          03/15/2004
Payment Windows (mos.)                     59                  46                 31                  18                   9

BF-1 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.40                5.68               4.61                3.95                3.58
Modified Duration (yrs.)                  5.04                4.17               3.55                3.14                2.91
First Principal Payment Date           06/15/2004          06/15/2003         04/15/2003          05/15/2003          06/15/2003
Last Principal Payment Date            04/15/2009          03/15/2007         11/15/2005          11/15/2004          03/15/2004
Payment Windows (mos.)                     59                  46                 32                  19                  10

BF-2 (To Call)
--------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.70                5.13               4.17                3.61                3.32
Modified Duration (yrs.)                  4.53                3.74               3.19                2.85                2.66
First Principal Payment Date           06/15/2004          06/15/2003         04/15/2003          04/15/2003          04/15/2003
Last Principal Payment Date            04/15/2009          03/15/2007         11/15/2005          11/15/2004          03/15/2004
Payment Windows (mos.)                     59                  46                 32                  20                  12


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)

AF-1 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       1.29                1.02               0.85                0.73                0.65
Modified Duration (yrs.)                  1.18                0.94               0.79                0.69                0.61
First Principal Payment Date           04/15/2000          04/15/2000         04/15/2000          04/15/2000          04/15/2000
Last Principal Payment Date            10/15/2002          03/15/2002         10/15/2001          08/15/2001          06/15/2001
Payment Windows (mos.)                     31                  24                 19                  17                  15

AF-2 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       3.43                2.61               2.10                1.76                1.53
Modified Duration (yrs.)                  2.93                2.29               1.88                1.60                1.39
First Principal Payment Date           10/15/2002          03/15/2002         10/15/2001          08/15/2001          06/15/2001
Last Principal Payment Date            12/15/2004          09/15/2003         12/15/2002          06/15/2002          02/15/2002
Payment Windows (mos.)                     27                  19                 15                  11                   9

AF-3 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.27                4.21               3.20                2.48                2.11
Modified Duration (yrs.)                  4.81                3.48               2.75                2.19                1.89
First Principal Payment Date           12/15/2004          09/15/2003         12/15/2002          06/15/2002          02/15/2002
Last Principal Payment Date            09/15/2008          06/15/2005         02/15/2004          01/15/2003          07/15/2002
Payment Windows (mos.)                     46                  22                 15                   8                   6

AF-4 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       10.35               7.03               4.50                3.19                2.49
Modified Duration (yrs.)                  6.82                5.17               3.66                2.72                2.18
First Principal Payment Date           09/15/2008          06/15/2005         02/15/2004          01/15/2003          07/15/2002
Last Principal Payment Date            12/15/2012          06/15/2010         07/15/2005          03/15/2004          11/15/2002
Payment Windows (mos.)                     52                  61                 18                  15                   5

AF-5 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       11.02               8.85               7.27                5.77                3.99
Modified Duration (yrs.)                  7.02                6.09               5.28                4.41                3.23
First Principal Payment Date           10/15/2009          12/15/2007         07/15/2005          03/15/2004          11/15/2002
Last Principal Payment Date            12/15/2012          06/15/2010         09/15/2008          06/15/2007          07/15/2006
Payment Windows (mos.)                     39                  31                 39                  40                  45


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

Conseco Finance Certificates For
Home Equity Loans, Series 2000-B                      $950,000,000 (Approximate)
--------------------------------------------------------------------------------

AF-6 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.40                5.85               5.43                4.90                4.54
Modified Duration (yrs.)                  4.80                4.49               4.24                3.91                3.67
First Principal Payment Date           04/15/2002          04/15/2002         04/15/2002          04/15/2002          04/15/2002
Last Principal Payment Date            10/15/2009          12/15/2007         02/15/2007          05/15/2006          12/15/2005
Payment Windows (mos.)                     91                  69                 59                  50                  45

MF-1 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       9.17                7.21               5.90                5.17                4.82
Modified Duration (yrs.)                  6.00                5.07               4.38                3.98                3.80
First Principal Payment Date           06/15/2004          06/15/2003         05/15/2003          08/15/2003          11/15/2003
Last Principal Payment Date            12/15/2014          08/15/2012         08/15/2010          02/15/2009          12/15/2007
Payment Windows (mos.)                     127                111                 88                  67                  50

MF-2 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       9.15                7.18               5.87                5.06                4.57
Modified Duration (yrs.)                  5.90                4.99               4.31                3.87                3.59
First Principal Payment Date           06/15/2004          06/15/2003         05/15/2003          06/15/2003          07/15/2003
Last Principal Payment Date            12/15/2014          08/15/2012         08/15/2010          02/15/2009          12/15/2007
Payment Windows (mos.)                     127                111                 88                  69                  54

BF-1 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       9.15                7.18               5.85                5.00                4.36
Modified Duration (yrs.)                  5.62                4.78               4.14                3.71                3.36
First Principal Payment Date           06/15/2004          06/15/2003         04/15/2003          05/15/2003          06/15/2003
Last Principal Payment Date            12/15/2014          08/15/2012         08/15/2010          02/15/2009          12/15/2007
Payment Windows (mos.)                     127                111                 89                  70                  55

BF-2 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.13                5.43               4.32                3.68                3.36
Modified Duration (yrs.)                  4.65                3.84               3.25                2.88                2.68
First Principal Payment Date           06/15/2004          06/15/2003         04/15/2003          04/15/2003          04/15/2003
Last Principal Payment Date            12/15/2014          08/15/2012         08/15/2010          02/15/2009          10/15/2004
Payment Windows (mos.)                     127                111                 89                  71                  19


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]